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                                                                    Exhibit 4.1

                                  DISCAS, INC.

                                  Common Stock

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

C-
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                                                                CUSIP
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                            This is to Certify that

                                is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE
$.0001, OF

                                  DISCAS, INC.

a corporation incorporated under the laws of the State of Delaware. The shares evidenced by this certificate are transferable only on the stock transfer books of Discas, Inc. by the holder hereof, in person or by attorney, upon surrender of this certificate properly endorsed.

IN WITNESS WHEREOF, DISCAS, INC. has caused this certificate to be executed by the signatures of its duly authorized officers and has caused its facsimile seal to be hereunto affixed.

Dated:


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            Secretary                                     President


Countersigned and Registered:
American Stock Transfer & Trust Company,
Transfer Agent and Registrar


By:
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                                  DISCAS, INC.


         For value received,              hereby sells, assigns and transfers
unto
  PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE

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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF
                      ASSIGNEE.

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                                                                        Shares
represented by the within Certificate, and so hereby irrevocably constitutes and appoints Attorney to transfer the said Shares on the books of the within named corporation with full power of substitution in the premises.

Dated:
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                                  Signature guaranteed:


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NOTE: THE  ABOVE SIGNATURE SHOULD CORRESPOND EXACTLY WITH THE NAME ON
THE FACE OF THIS STOCKHOLDERS(S) CERTIFICATE AND MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION WITH MEMBERSHIP IN AN APPROVED
SIGNATURE MEDALLION PROGRAM.